MINNESOTA LIFE INSURANCE COMPANY
Minnesota Life Individual Variable Universal Life Account
Supplement Dated January 21, 2015
to the
Prospectus for Waddell & Reed Advisors Accumulator
Variable Universal Life Insurance Policy
(dated May 1, 2014)


The following paragraphs replace the third paragraph under the section entitled "Compensation Paid for the Sale of Policies" beginning on page 60 of the prospectus:

For policies issued prior to January 30, 2015, where the Early Values Agreement is in effect, compensation that we pay to broker-dealers will not exceed 40 percent of gross premium in the first year following issue or change in face amount and 24 percent of gross premium in years two through five following issue or change in face amount.

For Policies, issued after January 30, 2015, where the Early Values Agreement is in effect, compensation that we pay to broker-dealers will not exceed 35 percent of gross premium paid in the first twenty four months after the Policy is issued (up to the annual target premium for the Policy). In addition, if the target premium is less than $20,000 we pay up to 20 percent of that same dollar amount of gross premium in each of the four years following the payment of such premiums. If the target premium is greater than or equal to $20,000 but less than $500,000 we pay up to 14 percent of that same dollar amount of gross premium in each of the six years following the payment of such premiums. If the target premium is greater than or equal to $500,000 we pay up to 13 percent of that same dollar amount of gross premium in each of the nine years following the payment of such premiums.











Please keep this supplement for future reference.
F82723 01-2015